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                                                                   Exhibit 10.42

                               AMENDMENT TO MASTER
                        INTERCONNECTION AGREEMENT BETWEEN
                      BIRCH TELECOM OF THE SOUTH, INC. AND
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                              DATED JULY 14, 2000.

Pursuant to this Agreement (the "Agreement"), Birch Telecom of the South, Inc. ("Birch") and BellSouth Telecommunications, Inc. ("BellSouth") hereinafter referred to collectively as the "Parties" hereby agree to amend that certain Master Interconnection Agreement ("the Agreement") between BellSouth and Birch dated July 14, 2000.

NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Birch and BellSouth hereby covenant and agree as follows:

1. Delete in its entirety section 3.1.4 and replace with a new 3.1.4 as follows:

       3.1.4 In the event that Birch orders local circuit switching for a single end user account name at a single physical end user location with four (4) or more two (2) wire voice-grade loops from a BellSouth central office listed on Exhibit A, BellSouth's sole recourse shall be to charge Birch a rate to be negotiated for use of the local circuit switching functionality for the affected facilities, or in the alternative, to charge Birch the local services resale rate for use of all Combinations used to provide the affected facilities to Birch. Notwithstanding the foregoing, if the ordered service utilizes a 2-wire voice-grade (res., bus., pbx) port, BellSouth shall charge Birch the unbundled port rate listed in Section 1.1 in Exhibit C of Attachment 2.

2. Add the following paragraphs as sections 5.2.4 and 5.2.5 to section 5.2 within Attachment 2:


       5.2.4 In all other states, BellSouth shall provide the combination offering in section 5.4.1 to Birch regardless of whether or not such combination is Currently Combined.

       5.2.5 In those locations where BellSouth is required to provide local circuit switching, BellSouth shall provide the combination offering in section 5.4.1 to Birch regardless of whether or not such combination is Currently Combined.

3. Add the following paragraphs as 5.3.3 and 5.3.3.1 to section 5.6.3 within Attachment 2:

       5.3.3 BellSouth is currently developing the billing capability to bill unbundled port rates as set forth in Section 1.1 of Exhibit C of this Attachment (1) where BellSouth is not required, pursuant to section 5.6.1.1 to provide local circuit switching and (2) where BellSouth provides unbundled port/loop

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              combinations that are "not currently combined" in all other MSAs except for the state of Georgia.

     5.3.3.1  In the interim, BellSouth shall bill the unbundled port rates in
              Section 1.2 of Exhibit C of this Attachment and shall true-up the billing differences once the billing capability is developed.

4. Delete in its entirety the Unbundled Port/Loop Combination section of Exhibit C rate sheet page 33 (beginning with the heading "Unbundled Loop/Port Combinations (Notes 4 & 5) through page 38 (ending with Footnote
     6) in Attachment 2's rate matrix and replace with with a new rate element chart, attached hereto as Exhibit 1, which incorporates new rates for Loop/Port combinations.

5. BellSouth has agreed to handle 9-1-1 based on Birch's deployment of UNE-P in the BellSouth serving territory in the same manner as BellSouth handles 9-1-1 for resellers. BellSouth will remit payment of 9-1-1 fees to all applicable jurisdictions on behalf of Birch and in turn will bill Birch for such jurisdictional fees. Birch agrees to pay the fees as described above as billed by BellSouth. BellSouth will input Birch's customer information to the 9-1-1 database based on the information provided by Birch in its service orders.

6. All other provisions of the Interconnection Agreement, dated July 14, 2000, shall remain in full force and effect.

7. Either or both of the Parties is authorized to submit this Amendment to the appropriate state Commissions for approval subject to section 252(e) of the Federal Telecommunications Act of 1996.

8. IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.

BELLSOUTH TELECOMMUNICATIONS, INC.   BIRCH TELECOM OF THE SOUTH, INC.

By:  /s/ Jerry D. Hendrix            By:  /s/ Gregory C. Lawhon
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Name:  Jerry D. Hendrix              Name:  Gregory C. Lawhon
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Title:  Senior Director              Title:SVP, Public Policy & General Counsel
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Date:  11/15/00                      Date: 11/9/00
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